Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,261.87
Total Fee Amount	1,261.87
Total Transaction Valuation	9,137,350.54
Total Offset Amount	0.00
Net Fee	$ 0.00